                                                                   Exhibit 99.1
                         Form 4: Joint Filer Information
Form 4 February 13, 2006 (continued)
Joseph C. Aragona ("Aragona"), a director of the Issuer, is a general partner of
AV Partners VI, L.P., which is a general partner of Austin Ventures VI, L.P. and
Austin Ventures VI Affiliates Fund, L.P.  (collectively,  "Austin Ventures VI").
In addition to  Aragona,  Kenneth P.  DeAngelis,  Jeffery C.  Garvey,  Edward E.
Olkkola,  John D.  Thornton  and Blaine F.  Wesner are  general  partners  of AV
Partners VI, L.P.  Aragona is also a general partner of AV Partners VIII,  L.P., which is a general partner of Austin Ventures VIII, L.P. In addition to Aragona,
Kenneth  P.  DeAngelis,  Edward E.  Olkkola,  John D.
Thornton and Blaine F. Wesner are general partners of AV Partners VIII, L.P.
JOINT FILER INFORMATION
Name:  Austin Ventures VI, LP
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature: By: AV Partners VI, LP, its general partner
 By:  /s/ Kevin Kunz, attorney-in-fact
      --------------------------------
Name:  AV Partners VI, LP
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact
                 --------------------------------
Name:  Kenneth P. DeAngelis
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact
                 --------------------------------
Name:  Edward E. Olkkola
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact
                 --------------------------------
Name:  Blaine F. Wesner
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact
                 --------------------------------
Name:  Austin Ventures VI Affiliates Fund, LP
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By: AV Partners VI, LP, its general partner
  By:  /s/ Kevin Kunz, attorney-in-fact
       --------------------------------
Name:  Joseph C. Aragona
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact
                 --------------------------------
Name:  Jeffery C. Garvey
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact
                 --------------------------------
Name:  John D. Thornton
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact
                 --------------------------------
Name:  Austin Ventures VIII, L.P.
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: AV Partners VIII, L.P.
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  AV Partners VIII, L.P., its general partner
  By:  /s/ Kevin Kunz, attorney-in-fact
       --------------------------------
Name:  AV Partners VIII, L.P.
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: AV Partners VIII, L.P.
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 3, 2006
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact
                 --------------------------------